Exhibit 10.1

EXECUTION VERSION

WAIVER NO. 2 TO SECURED MULTIPLE DRAW

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This WAIVER NO.2 TO SECURED MULTIPLE DRAW DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Waiver”) is entered into as of June 8, 2015, by and among Allied Nevada Gold Corp., a Delaware company (the “Borrower”), the direct and indirect subsidiaries of the Borrower party hereto from time to time as guarantors (the “Guarantors”), the lending institutions parties hereto as Lenders and Wilmington Savings Fund Society, FSB, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”). Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower and Guarantors have commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware, and have retained possession of their respective assets and are authorized under the Bankruptcy Code to continue the operation of their businesses as debtors-in-possession;

WHEREAS, pursuant to the Interim Order and Final Order, the Borrower, the Guarantors, the Lenders and the Agent have entered into that certain Secured Multiple Draw Debtor-in-Possession Credit Agreement, dated as of March 12, 2015 (as amended by that certain Waiver and Amendment No. 1, dated as of May 7, 2015 (“Amendment No. 1”), and as further amended, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Bankruptcy Court has entered an Interim Order and Final Order pursuant to which the Agent and Lenders were authorized to make (and have made certain) post-petition loans to the Borrower;

WHEREAS, pursuant to Section 11.1(ff)(i) of the Credit Agreement, the Obligors are required to deliver an update to the Approved Budget then in effect on the Thursday of every fourth week after the Closing Date (such covenant, the “Budget Delivery Covenant”), and pursuant to Amendment No. 1, the May 7, 2015 delivery date was extended to May 21, 2015;

WHEREAS, pursuant to Section 11.2(q)(ii) of the Credit Agreement, the Obligors have covenanted that, with respect to each consecutive four week period ending each week, they shall not permit the aggregate ounces of the type set forth in the line item “Total Ounces of Gold Equivalent Sold” on the Approved Budget to be less than 90% of the budgeted amount for such period (such covenant, the “Total Ounces Gold Equivalent Sold Covenant”);

WHEREAS, pursuant to Section 11.2(q)(iii) of the Credit Agreement, the Obligors have covenanted that, with respect to each consecutive four week period ending each week, they shall not permit the aggregate ounces of the type set forth in the line item “Total Ounces of Gold Sold” on the Approved Budget to be less than 90% of the budgeted amount for such period (such covenant, the “Total Ounces Gold Sold Covenant”);

WHEREAS, pursuant to Section 11.2(q)(iv) of the Credit Agreement, the Obligors have covenanted that, with respect to each monthly period, they shall not permit the aggregate ounces of the type set forth in the line item “Total Monthly Ounces of Gold Produced” on the Approved Budget to be less than 90% of the budgeted amount for such period (such covenant, the “Total Monthly Ounces Gold Produced Covenant” and together with the Total Ounces Gold Equivalent Sold Covenant and the Total Ounces Gold Sold Covenant, the “Budget Covenants”);

WHEREAS, pursuant to Section 11.1(ee) and clause (B) of Schedule 11.1(ee) of the Credit Agreement, the Obligors have covenanted to cause the Bankruptcy Court to enter on or prior to the date that is seventy-five (75) calendar days after the Petition Date an order approving the assuming of the Restructuring Support Agreement pursuant to section 365 of the Bankruptcy Code and granting relief related thereto (collectively, the “Specified Milestone”);

WHEREAS, the Obligors have failed (or may in the future fail) to comply with the Budget Delivery Covenant, the Budget Covenants and the Specified Milestone;

WHEREAS, the Obligors have requested that the undersigned Lenders (which constitute the Majority Lenders) and the Agent agree to waive any Event of Default arising from such non-compliance; and

WHEREAS, the undersigned Lenders and the Agent are willing to grant such waivers on the terms and conditions set forth herein, subject to the conditions, and in reliance on the representations, set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Credit Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1. [RESERVED].

SECTION 2. WAIVER.

2.1 Waiver. Subject to the conditions and upon the terms set forth in this Waiver and as of the Effective Date (as defined below), the undersigned Lenders (which constitute the Majority Lenders) hereby waive, through and until 6:00 p.m. New York City time on June 23, 2015 (the “Waiver Period”), any Default or Event of Default and any anticipated Default or Event of Default arising solely out of the failure by the Obligors to comply with (i) the Budget Delivery Covenant with respect to the delivery dates of May 21, 2015 and June 18, 2015, (ii) (x) the Total Ounces Gold Equivalent Sold Covenant and (y) the Total Ounces Gold Sold Covenant, in each case, solely with respect to each of the four week periods ended May 24, 2015, May 31, 2015, June 7, 2015, June 14, 2015 and June 21, 2015, (iii) the Total Monthly Ounces Gold Produced Covenant, solely with respect to the monthly period ended May 31, 2015 and (iv) the Specified Milestone ((i) through (iv) collectively, the “Specified Defaults”). It is understood and agreed that the update to the Approved Budget currently in effect to be delivered by the Borrower pursuant to the Budget Delivery Covenant shall now be delivered by the Borrower on or prior to June 23, 2015 and any subsequent updates to the Approved Budget then in effect shall be due on the Thursday of every fourth week after June 23, 2015. Except as expressly set forth in this Section 2.1, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement or the other Credit Documents or be deemed or construed to constitute a course of dealing or any other basis for altering the Secured Obligations of any Obligor.

SECTION 3. COVENANTS AND AGREEMENTS OF THE OBLIGORS.

3.1 Non-Borrowing Period.

(a) It is understood and agreed by the Obligors and the Lenders that notwithstanding Section 2 of the Credit Agreement or any other term or provision of any Credit Documents, the Lenders shall have no obligation to make and/or extend any Additional Loans to the Borrower (and the Borrower shall not deliver any Drawdown Notice to the DIP Agent or otherwise request any Additional Loan) from the date hereof through and until the expiration of the Waiver Period; provided that (x) the Borrower may deliver that certain Drawdown Notice, dated June 10, 2015, pursuant to which the Borrower shall request Additional Loans in an amount equal to $7.5 million to be funded on or about June 11, 2015 (the “Additional Advance”) and (y) the Lenders shall fund their pro rata share of the Additional Advance on such date, subject to the terms and conditions of the Credit Agreement as modified by this Waiver.

SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS WAIVER.

This Waiver shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction or waiver of each of the conditions set forth in this Section 4:

4.1 Documentation. The Agent, the Majority Lenders, the Borrower and the Guarantors shall have executed and delivered this Waiver.

4.2 Representations and Warranties. As of the Effective Date, after giving effect to this Waiver, each of the representations and warranties contained in Section 5 hereof shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date.

4.3 No Default or Event of Default. No event shall have occurred, or would result from the execution and delivery of this Waiver that, with the giving of notice or lapse of time or both, if required, constitutes, or would give rise to, a Default or an Event of Default.

4.4 Official Body. No injunction, writ, judgment, decree, restraining order, or other order of any nature shall have been issued and remain in force by any Official Body or arbitrator against any Obligor, the Agent or any Lender prohibiting or restraining, directly or indirectly, and no other legal bar shall exist directly or indirectly to, the execution and delivery of this Waiver.

4.5 Applicable Law. The execution and delivery of this Waiver shall not violate any requirement of Applicable Law and shall not be enjoined, temporarily, preliminarily or permanently.

4.6 Necessary Consents. The Obligors shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Waiver.

4.7 Other Documents. Receipt by the Agent and Lenders of such other documents, instruments and agreements as the Agent and Lenders shall reasonably request in connection with this Waiver.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

To induce the Agent and the Lenders to enter into this Waiver, the Obligors hereby represent and warrant as follows:

5.1 Authority; No Conflicts. The execution, delivery and performance by each Loan Party of this Waiver is within such Obligor’s organizational powers, has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Shares of such Obligor, other than those already obtained; (b) contravene the organizational documents of such Obligor; (c) violate any requirement of Applicable Law; or (d) result in or require the imposition of any Lien on any property of any Obligor other than Permitted Liens.

5.2 Enforceability. Each Obligor has duly executed and delivered this Waiver. This Waiver constitutes the legal, valid and binding obligation of the Obligors enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

5.3 No Default. As of the date hereof, immediately prior to and after giving effect to this Waiver, no Default or Event of Default (other than the Specified Defaults) has occurred and is continuing.

5.4 Compliance with the Credit Agreement. As of the date hereof, immediately after giving effect to this Waiver, the Obligors are in compliance with all the terms and provisions set forth in the Credit Agreement and the other Credit Documents to be observed or performed by the Obligors.

5.5 Representations and Warranties. After giving effect to this Waiver, all representations and warranties of the Obligors set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

5.6 Validity of Security Documents. Each of the Security Documents and all of the DIP Liens, Security and security interests granted thereunder do and shall continue to secure the payment of all Secured Obligations as set forth in such Security Document and constitute valid and perfected DIP Liens, Security and security interests with the priorities set forth in the Security Documents.

SECTION 6. MISCELLANEOUS.

6.1 Reaffirmation of Credit Documents and DIP Liens and Security; Effect on Credit Documents. Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement shall remain in full force and effect. The Obligors hereby agree that the waivers herein contained shall in no manner affect (other than expressly provided herein) or impair the Secured Obligations, the DIP Liens or the Security securing the payment and performance thereof. Except as expressly provided herein, this Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or any Lender under the Credit Agreement or the other Credit Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Credit Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. For all purposes of the Credit Agreement and the other Credit Documents, this Waiver shall constitute a “Credit Document”. The Obligors hereby ratify and confirm all of their respective obligations and liabilities under the Credit Documents to which it is a party, as expressly modified herein, and ratify and confirm that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Secured Obligations of each other Obligor under the Credit Documents, as expressly modified herein. It shall be an Event of Default under the Credit Agreement if any Obligor fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Waiver or if any representation or warranty made by any Obligor under or in connection with this Waiver shall be untrue, false or misleading in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) when made. The Agent and Lenders have not waived and have no intention of waiving (i) any other Default or Event of Default other than the Specified Defaults, (ii) any breach of any covenant or other agreement set forth in the Credit Documents other than as set forth in Section 2.1 hereof or (iii) any right, power or remedy of any Lender or Agent under any Credit Document. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Waiver

6.2 Release. The Obligors party hereto and their respective successors, assigns, and subsidiaries, on the one hand (collectively, the “Releasors”), and the Agent, the Lenders and their respective Related Parties, on the other hand, hereby agree to eliminate any possibility that any past or current conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Agent and the Lenders on or prior to the date hereof. Therefore, as a material inducement to the Agent and the Lenders to enter into this Waiver, the Releasors hereby waive, release, and discharge the Agent, each Lender and their respective Related Parties from any and all claims, demands, actions or causes of action that the Releasors may have that arise out of or in any way relate to any action that such Lender or Agent, in their capacities as such, or any such Related Party may have taken or omitted to take on or before the date hereof with respect to the Obligors, the Chapter 11 Cases, any Credit Document, or any other document, instrument, dealing or other matter connected with any Credit Document.

6.3 Parties in Interest. All of the terms and provisions of this Waiver shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4 Counterparts. This Waiver may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Waiver shall bind no party until each Obligor, the Majority Lenders and the Agent have executed and delivered a counterpart. Delivery of an executed counterpart of a signature page to this Waiver by telecopier or other electronic transmission (i.e., a “pdf” or “tif” document) shall be as effective as delivery of a manually executed counterpart of this Waiver.

6.5 GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

6.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WAIVER OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WAIVER AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6.

6.7 Complete Agreement. THIS WAIVER, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

6.8 Headings. Any Section and paragraph headings used herein are for convenience of reference only, are not part of this Waiver and shall not affect the construction of, or be taken into consideration in interpreting, this Waiver.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the date and year first above written.

ALLIED NEVADA GOLD CORP., as Borrower

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Executive Vice President & CFO

ALLIED NEVADA GOLD HOLDINGS LLC, as Guarantor

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ALLIED VGH INC.,
ALLIED VNC INC.,
ANG CENTRAL LLC,
ANG CORTEZ LLC,
ANG EUREKA LLC,
ANG NORTH LLC,
ANG NORTHEAST LLC,
ANG PONY LLC,
HASBROUCK PRODUCTION COMPANY LLC,
HYCROFT RESOURCES & DEVELOPMENT, INC.,
VICTORY EXPLORATION INC. and
VICTORY GOLD INC., as Guarantors

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

[Signature Page to Waiver and Amendment to ANV DIP Credit Agreement]

AGENT:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Administrative Agent and Collateral Agent

By:	/s/ Kristin L. Moore
Name:	Kristin L. Moore
Title:	Vice President

[Signature Page to Waiver and Amendment to ANV DIP Credit Agreement]

LENDERS:

[ ], as Lender

By:
Name:
Title:

[Signature Page to Waiver and Amendment to ANV DIP Credit Agreement]